UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2018
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On August 27, 2018, the Board of Directors (the “Board”) of GoPro, Inc. (the “Company”), on the recommendation of the Company’s Nominating and Governance Committee, appointed Jim Lanzone to the Board, effective August 29, 2018. Mr. Lanzone will serve until the earliest to occur of the Company’s 2019 annual meeting of stockholders and until his successor is elected or appointed and qualified, or until his earlier death, resignation or removal.
In connection with his appointment as a non-employee director of the Board, Mr. Lanzone will receive compensation for his Board membership in accordance with the Company’s non-employee director compensation policy.
Mr. Lanzone has executed the Company’s standard form of indemnity agreement, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 19, 2014.
There is no arrangement or understanding between Mr. Lanzone and any other persons pursuant to which Mr. Lanzone was elected as a director. There is no family relationship between Mr. Lanzone and any director or executive officer of the Company, and except as stated herein, Mr. Lanzone does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On August 30, 2018, the Company issued a press release announcing the appointment of Mr. Lanzone to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 30, 2018 announcing GoPro Appoints Jim Lanzone to Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: August 30, 2018	By: /s/ Eve T. Saltman
Eve T. Saltman Vice President, Corporate/Business Development, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated August 30, 2018 announcing GoPro Appoints Jim Lanzone to Board of Directors.